UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009 (September 3, 2009)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 206-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

On September 15, 2009, Wescorp Energy Inc. (the “Company”) converted certain loans held by an individual totaling $2,250,000 for: (i) 4,500,000 restricted shares of the Company’s common stock (“Restricted Shares”) at an exchange rate of $0.50 per Restricted Share; and (ii) warrants (the “Warrants”) to purchase 2,250,000 restricted shares of the Company’s common stock for $1.00 at any time prior to September 15, 2011.

The Restricted Shares and the Warrants were issued to a non-US resident outside the United States in reliance upon the exemption from registration under Regulation S of the Securities Act of 1933, as amended. This issuance qualified for exemption from registration because (i) the securities were sold to a non-U.S. investor in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the non-U.S. investor received and will receive upon execution of any Warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

Item 7.01 Regulation FD Disclosure.

On September 16, 2009, the Company issued a press release entitled “Wescorp Energy Converts $4,416,825 in Current Demand Debt into Equity and Long-Term Debt”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 8.01 Other Matters

On September 3, 2009, the Company issued a press release entitled “Wescorp Energy/Cancen Oil Canada Joint Venture Receives $1,000,000 Commitment for the Construction of 3 Remediation Units”. The press release is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document
99.1	Press Release dated September 16, 2009
99.2	Press Release dated September 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

September 18, 2009	By:/s/ Douglas Biles
Douglas Biles
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated September 16, 2009
99.2	Press Release dated September 3, 2009